Filed pursuant to Rule 497(a)(1)
File No. 333-140620
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Ares Capital Corporation Prices Public Offering

NEW YORK, March 30, 2007—Ares Capital Corporation (Nasdaq: ARCC) announced that it has entered into an agreement to sell 13,500,000 shares of common stock at a public offering price of $17.97 per share, raising approximately $242,595,000 in gross proceeds. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Bear, Stearns & Co. Inc.,  J.P. Morgan Securities Inc., Wachovia Capital Markets, LLC and BMO Capital Markets Corp. are acting as representatives of the underwriters.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on April 4, 2007. Ares Capital Corporation has also granted the underwriters an option to purchase up to an additional 2,025,000 shares of common stock to cover over-allotments, if any.

The Company expects to use the net proceeds of this offering to repay outstanding indebtedness, to fund investments in portfolio companies and for general corporate purposes.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Ares Capital Corporation before investing. The prospectus contains this and other information about Ares Capital Corporation. The prospectus should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, 250 Vesey Street, New York, NY 10080; Citigroup Global Markets Inc., 140 58th Street, 8th Floor, Brooklyn, NY 11220; Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179; J.P. Morgan Securities Inc., National Statement Processing, Prospectus Library, 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245; Wachovia Capital Markets, LLC, One Wachovia Center, 7 Saint Paul Street, 1st Floor, Baltimore, MD 21202; and BMO Capital Markets Corp., 3 Times Square, New York, New York 10036.

About Ares Capital Corporation

Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company regulated as a business development company under the Investment Company Act of 1940. Its investment objective is to generate both current income and capital appreciation through debt and equity investments. Ares Capital Corporation invests primarily in first and second lien senior loans and mezzanine debt, which in some cases includes an equity component, and, to a lesser extent, in equity investments in private middle market companies.

Ares Capital Corporation’s filings with the Securities and Exchange Commission, press releases, earnings releases and other financial information are available on the Internet at www.arescapitalcorp.com.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statements made herein.

CONTACT:    Merritt S. Hooper of Ares Capital Corporation, 310-201-4200